Investor Presentation Q1 Fiscal 2022 Update February 3, 2022 Exhibit 99

National Fuel is committed to the safe and environmentally conscious development, transportation, storage, and distribution of natural gas and oil resources. For additional information, please review our Corporate Responsibility Report. 2

NFG: A Diversified, Integrated Natural Gas Company Developing our large, high-quality acreage position in Marcellus & Utica shales(1) Providing safe, reliable and affordable service to customers in WNY and NW Pa. Upstream Exploration & Production Midstream Gathering Pipeline & Storage 38% of NFG EBITDA(1) Downstream Utility % of NFG 20EBITDA(1) Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production ~1.2 Million Net acres in Appalachia ~885 MMcf/day Net Appalachian natural gas production(3) $2.2 Billion Investments since 2010 ~4.5 MMDth Daily interstate pipeline capacity under contract 753,000 Utility customers $359 Million Investments in safety since 2017 (1) This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation. (2) Twelve months ended December 31, 2021. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. (3) Average net Appalachian production for the three months ended December 31, 2021. Total net Seneca production for the three months ended December 31, 2021 was ~925 MMcf/day. 49% of NFG EBITDA(2) 36% of NFG EBITDA(2) 15% of NFG EBITDA(2)

Why National Fuel? Diversified Assets Provide Stability and Long-Term Growth Opportunities Integrated Model Enhances Shareholder Value Expect to Generate Significant Free Cash Flow in Fiscal 2022 and Beyond Interstate Pipeline Business Drives Significant Regulated Growth Long History of Returning Capital to Shareholders Focused on Corporate Responsibility and ESG 1 3 4 2 5

Integrated Model Enhances Shareholder Value . . . 1 Midstream Ability to adjust to changing commodity price environments More efficient capital investment Higher returns on investment Operational scale Lower cost of capital Lower operating costs More competitive pipeline infrastructure projects Strong balance sheet Growing, stable dividend Geographic and Operational Integration Drives Synergies: Benefits of National Fuel’s Integrated Structure: Financial Efficiencies: Investment grade credit rating Shared borrowing capacity Consolidated income tax return Downstream Utility Midstream Gathering Pipeline & Storage Upstream Exploration & Production Co-development of Marcellus and Utica Just-in-time gathering facilities Enhanced capital efficiency Upstream Rate-regulated entities share common resources, reducing operating expense Utility business is a large Pipeline & Storage customer Downstream Midstream

. . . and Continues to Drive Growth Opportunities Integrated Upstream and Midstream development of high-quality Appalachian assets ~1.2 million net acres in the Marcellus and Utica shales NFG’s gathering systems move Seneca’s natural gas production, driving consolidated returns NFG’s interstate pipelines support Appalachian development and provide new firm takeaway capacity Develop further expansion of interstate pipeline systems to satisfy growing natural gas supply and demand Supply push – Appalachian producers Demand pull – regional demand-driven projects and utilities Ongoing investment in safety and modernization of pipeline transportation and distribution systems $500+ million in new investments expected over the next 5 years Expect to generate significant consolidated free cash flow in fiscal 2022 and beyond(1) Near Term Strategy Leverages Integration Across the Value Chain Utility Gathering Pipeline & Storage Exploration & Production The Company defines free cash flow on page 60 of this presentation.

Consolidated Business Expected to Generate Significant Free Cash Flow . . . 7 2 Consolidated free cash flow. The Company defines free cash flow on page 60 of this presentation. Assumes current hedges and $80.00 per Bbl WTI oil price. . . . In Fiscal 2022 at Natural Gas Prices Well Below Current NYMEX Strip . . . @ NYMEX Price ($/MMBtu – Remainder of FY) . . . With Sustainable, Growing Free Cash Flow Generation Expected Over the Long-Term Consolidated capital expenditure optimization to maximize long-term free cash flow growth Exploration & Production / Gathering: focus on enhancing returns through ongoing operating efficiencies and just-in-time build-out of supporting gathering facilities Pipeline & Storage / Utility: current plans focus on system maintenance and pipeline modernization Regulated businesses expected to generate stable, predictable earnings and cash flows Mitigation of Upstream business commodity risk through consistent hedging and marketing program Improvement of investment grade credit profile through consistent free cash flow generation

Significant Interstate Pipeline Growth 3 Northern Access Delivery: NY & Canada 490,000 Dth/d (remains under development) Line N to Monaca Delivery: Shell ethane cracker facility (Beaver Co., Pa) 133,000 Dth/d FM100 Delivery: Transco (Leidy) 330,000 Dth/d Empire North Delivery: Canada & NY 205,000 Dth/d Supply Corp. Rate Case Settlement: $35 million increase in base rates (effective February 2020) Additional $15 million step-up (April 2022) Significant Expansion Revenues: Line N to Monaca: $5 MM (placed into service November 2019) Empire North: $27 MM (placed into service September 2020) FM100: $35 MM (placed into service December 1, 2021) Ongoing Investments in Safety and System Modernization: $150-$250 MM expected over the next 5 years (Supply Corp.)

Over Half Century of Dividend Growth 4 $3.4 Billion Dividend payments since 1970 $1.82 per share 51Years Consecutive Dividend Increases $0.19 per share 119 Years Consecutive Payments 2.9% yield(1) As of February 1, 2022.

Focused on Corporate Responsibility and ESG Climate Risk – Enhanced disclosure under the Task Force on Climate-Related Financial Disclosure (“TCFD”) framework Greenhouse Gas Emissions: Enhanced Scope 1 Emissions Disclosures Addition of Scope 2 Emissions Emission Reduction Targets: Segment-Level Methane Intensity Targets Corporate-Level Greenhouse Gas Reduction Target Established Energy Transition Steering Committee – evaluating the feasibility and development of projects focused on renewable natural gas, hydrogen, and carbon capture utilization and storage Second Annual Corporate Responsibility Report Provides Enhanced ESG Disclosures Responsive to Key Stakeholder Priorities 5

Emissions Reduction Targets and Initiatives

National Fuel®

	Significant Methane Intensity and Greenhouse Gas Emissions Reduction Targets Across the Energy Value Chain[(1)]	Ongoing Sustainability Initiatives
NFG	25% Reduction in GHG Emissions by 2030	✓ ONE Future ✓ EPA Methane Challenge
Exploration & Production	40% Reduction in Methane Intensity by 2030	✓ Responsible Gas Certifications ✓ Comprehensive Emissions Testing
Gathering	30% Reduction in Methane Intensity by 2030	✓ Use of Best-in-Class Emissions Controls for New Facilities
Pipeline & Storage	50% Reduction in Methane Intensity by 2030	✓ Equipment upgrades at Existing Facilities ✓ Evaluation of CCUS
Utility	30% Reduction in Methane Intensity by 2030 75% Reduction in delivery system GHG emissions by 2030 90% Reduction in delivery system GHG emissions by 2050	✓ Low Carbon Resources Initiative ✓ Investment in System Modernization ✓ Advancing RNG in Service Territory ✓ Evaluation of Hydrogen

(1) All emissions reduction targets based on 2020 baseline, except Utility reduction in delivery system targets (1990 baseline).

11

First Quarter Fiscal 2022 Financial Highlights

First Quarter Fiscal 2022 Results and Drivers Increased Seneca Production / Third-party Volumes Net Oil and Gas Production A Reconciliation of Adjusted Operating Results to Earnings Per Share is provided at the end of this presentation. Realized price after hedging. Oil and Gas Pricing(2) Natural Gas ($/Mcfe) Crude Oil ($/Bbl) Oil Prices Natural Gas Prices Gathering Throughput Major Drivers Natural Gas Production Oil Production Crude Oil (Mbbl) Natural Gas (Bcf) Adjusted Operating Results ($/share)(1)

Earnings Guidance

National Fuel

		FY2021 Adjusted Operating Results	FY2022 Earnings Guidance
		$4.29/share[1] →	$5.20 to $5.50/share
Key Guidance Drivers			
Non-Regulated	Exploration & Production	↑ Net Production	340-365 Bcfe (*up 8% vs. FY21*)
		↑ Realized natural gas prices (after-hedge)	~$2.50/Mcf[2] (*vs. $2.25/Mcf in FY21)*
		↑ Realized oil prices (after-hedge)	~$65.00/Bbl[3] *(vs. $56.54/Bbl in FY21)*
		↑ G&A Expense	$0.19-$0.21/Mcf (*vs. $0.21/Mcf in FY21*)
		↓ DD&A Expense	$0.59-$0.62/Mcf (*vs. $0.56/Mcf in FY21*)
		↔ LOE Expense	$0.81-$0.84/Mcf (*vs. $0.82/Mcf in FY21*)
	Gathering	↑ Gathering Revenues	$200-$225 million (*up 10% vs. FY21*)
		↔ Gathering O&M Expense	~$0.09/Mcf of throughput
Regulated	Pipeline & Storage	↑ Pipeline & Storage Revenues	$360-$380 million *(up 8% from FY21 - FM100 Project)*
		↓ Pipeline & Storage O&M Expense	~5% increase (*FM100 / FY21 reversal of project development costs*)
		↓ Pipeline & Storage Depreciation Expense	~$6 million increase *(primarily FM100 Project)*
	Utility	↑ Utility Net Income	~3-4% increase (System Modernization Tracker)
Tax Rate		↔ Effective Tax Rate	~25-26%

(1) Excludes items impacting comparability. A reconciliation of Adjusted Operating Results is provided at the end of this presentation.
(2) Assumes NYMEX pricing of $4.50/MMBtu and in-basin spot pricing of $3.65/MMBtu for the remainder of fiscal 2022, respectively, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.
(3) Assumes NYMEX (WTI) oil pricing of $80.00/Bbl and California-MWSS pricing differentials of 97% to WTI for the remainder of fiscal 2022, and reflects impact of existing financial hedge contracts.

14

Exploration & Production & Gathering Overview Seneca Resources Company, LLC National Fuel Gas Midstream Company, LLC

E&P and Gathering

Growing Production within Disciplined Capital Program

National Fuel

E&P Net Production (Bcfe)


400
300
200
100
0
178.1
211.8
241.5
327.4
340-365
2018
2019
2020
2021
2022E

E&P Net Capital Expenditures ($ millions)(1)


$500
$400
$300
$200
$100
$0
$356
$492
$384
$381
$425-
$500
2018
2019
2020
2021
2022E

Near-Term Strategy

- ✓ Continue two rig development program with focus on further improving capital efficiency
  - EDA share of total drilling activity increasing from ~25% (FY20) to ~50% (FY22+)
  - Additional production utilizes new Leidy South capacity (330 MDth/d)
- ✓ **EDA Tioga**: development focused primarily on Utica (modest Marcellus activity)
- ✓ **EDA Lycoming**: activity focused on fully utilizing valuable Atlantic Sunrise capacity
- ✓ **WDA**: development focused on Utica Shale, with step-out into Beechwood area and return trips in Clermont-Rich Valley area
- ✓ **California**: modest development across Midway and Coalinga areas

(1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY18 reflects the netting of $17 million of up-front proceeds received from joint development partner for working interest in joint development wells. FY20 reflects the netting of $286 million related to the acquisition of Appalachian upstream assets in July 2020.

16

E&P and Gathering

Significant Appalachian Acreage Position

National Fuel®

~1,000 Economic Drilling Locations at $2.50 NYMEX Prices(1)

- ✓ Decades of highly-economic inventory (~40 wells per year at current 2-rig pace)
- ✓ Large, contiguous acreage position, driving increased capital efficiency
- ✓ Development supported by wholly-owned gathering infrastructure, enhancing returns

Development Locations at 20% IRR



2,000
1,500
1,000
500
0
Utica
Marcellus
$2.00
$2.25
$2.50
$2.75
$3.00
NYMEX Price ($/MMBtu)



WDA – 915,000 Acres(2)
EDA – 270,000 Acres(2)
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Erie
McKean
Warren
Crawford
Potter
Bradford
Tioga
Venango
Forest
Elk
Cameron
Lycoming
Mercer
Clinton
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Centre
Snyder
Indiana
Cambria
Blair
Westmoreland
Huntingdon
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
TRANSCO
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
JDA LEASED ACREAGE

(1) Drilling locations with expected consolidated Exploration & Production and Gathering segments pre-tax IRR's in 20%.
(2) Seneca Appalachian acreage is fee-owned, or leased from either the Pennsylvania Department of Conservation and Natural Resources or private landowners.

17

E&P and Gathering

National Fuel®

Eastern Development Area

Seneca EDA Highlights

① Tioga County, PA

- ✓ ~160 undeveloped Utica locations
- ✓ ~90 undeveloped Marcellus locations
- ✓ Gathering infrastructure: NFG Tioga gathering systems
- ✓ Numerous marketing opportunities:
  - ✓ Ability to utilize Seneca's firm transportation capacity: Empire Tioga County Extension, Leidy South and Northeast Supply Diversification
  - ✓ Interconnections with multiple interstate pipelines: Empire, Eastern, TGP (300 Line), UGI

② Lycoming County, PA

- ✓ ~25 remaining Marcellus locations
- ✓ Geneseo Shale expected to provide return trip locations
- ✓ Gathering infrastructure: NFG Midstream Trout Run
- ✓ Firm transportation capacity: Atlantic Sunrise (189 MDth/d)

EDA – ~270,000 Acres



Bradford County
Mansfield
TGP
Wellsboro
Covington
Tioga County
Blossburg
TIOGA GATHERING SYSTEMS
1
Morris
Lycoming County
MIDSTREAM TROUT RUN
2
Trout Run
Cogan Station
TRANSCO
Williamsport
Linden
Empire Pipeline
NFG Gathering
Tennessee Gas Pipeline
TRANSCO
Eastern
Seneca Resources Acreage
JDA Leased Acreage

18

EDA: Tioga County Development Large Contiguous Acreage Position, with Highly-Economic Utica and Marcellus Inventory (1) Significant Tioga County Acreage Position Undeveloped Utica Undeveloped Marcellus Tioga Development Plan Significant additional assets acquired in mid-2020, contiguous to NFG’s existing Tioga County production and gathering operations Near-term development expected to focus on acquired and DCNR Tract 007 pads Utica average lateral length of 10,000-11,000’ and consolidated well costs of $950-$1,050/ft Continuing to optimize consolidated upstream and gathering development plan across expanded Tioga footprint E&P and Gathering EASTERN

E&P and Gathering

Integrated Development – EDA Tioga Gathering

National Fuel

NFG Tioga Gathering Systems Support Growing Seneca Production

Current Systems In-Service

✓ **Tioga Gathering System**

- Capacity: up to 550,000 Dth per day (Interconnects with Empire, Eastern, and TGP 300)
- Production Source: Seneca Resources (acquired Tioga acreage and future development)
- Tie in completed with NFG Covington Gathering System, providing access to Eastern and Empire markets

✓ **Covington Gathering System**

- Total Investment (to date): ~$50 million
- Capacity: 220,000 Dth per day (Interconnect w/ TGP 300 line)
- Production Source: Seneca Resources (Covington/DCNR Tract 595)

✓ **Wellsboro Gathering System**

- Total Investment (to date): ~$42 million
- Capacity: up to 200,000 Dth per day (Interconnect w/ TGP 300 line)
- Production Source: Seneca Resources (DCNR Tract 007)

Tioga County Gathering Systems Map


NY
PA
Empire
Eastern
TGP
Tioga County
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
SENECA LEASE ACREAGE
SENECA FEE ACREAGE

20

EDA: Tioga County Development Production Underpinned by Firm Sales and Firm Transportation Contracts (1) Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs. Production supported by firm transportation capacity to premium markets: 250 MDth/d (Empire-NFG & Northeast Supply Diversification Project) provides access to Dawn/TGP 200 markets Tioga production can be utilized to fill a portion of Leidy South expansion capacity Seneca’s firm transportation and firm sales support DCNR Tract 007, DCNR Tract 595, and Covington area production Tioga County Gas Marketing Strategy Tioga County Gross Firm Contract Volumes (MDth/d) E&P and Gathering Northeast Supply Diversification Project FT Capacity: 50,000 Dth/d Tioga County Extension (NFG - Empire) FT Capacity: 185,000 - 200,000 Dth/d Leidy South Firm Sales *Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming) EDA - TGP 300 Firm Sales(1)

E&P and Gathering

EDA: Lycoming County Development

National Fuel

Marcellus Development in Lycoming County Fully Utilizes Valuable Firm Transportation

- ✓ **Prolific Marcellus acreage with average EUR of 2.5-3.0 Bcf / 1,000 ft**
- ✓ **~25 remaining Marcellus locations**
  - Average lateral length of 5,500-6,000' and consolidated well costs of $1,050-$1,150/ft
- ✓ **Potential for return trip Geneseo development**


EDA - Transco Firm Contracts
Gross Firm Volumes (MDth/d)
300
250
200
150
100
50
-
Leidy South Firm Sales(1)
Transco Firm Sales(2)
Atlantic Sunrise (Transco)
FT Capacity: 189,405 Dth/d
Firm Sales: NYMEX/Market Indices
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23


DCNR 100
LYCOMING
GAMBLE
NFG Midstream
JDA – Leases
Lease

(1) Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming)
(2) Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs.

22

Integrated Development – EDA Lycoming Gathering NFG Trout Run Gathering System Supports Seneca and Third-Party Development Trout Run Gathering System Map Current System In-Service Third-Party Volumes Gathering contracts executed, with volumes first online in November 2020 Completed construction of new facilities, leveraging existing Trout Run system Expected to generate $10 million - $12 million in additional gathering revenues for fiscal 2022 (supported by minimum volume commitments) Total Investment (to date): ~$272 million Capacity: 466,000 to 585,000 Dth per day Current Production Source: Seneca Resources (DCNR Tract 100 & Gamble) & Third-Party Interconnect: Transco (Leidy Line) E&P and Gathering

E&P and Gathering

National Fuel

Western Development Area

Marcellus Core Acreage vs. Utica Trend(1)


LEASE
FEE
MCKEAN
POTTER
FOREST
ELK
CAMERON
CLARION
JEFFERSON
CLEARFIELD
Beechwood Utica Development Area
Boone Mountain Utica Test Well
Past Marcellus delineation tests
Utica Trend (currently evaluating)
Marcellus Core Acreage

WDA Highlights

- **Large well inventory:**
  - Marcellus Shale: **600+** well locations remaining / 200,000 acres
  - Utica Shale: **500+** potential locations across Utica trend / evaluating extent of prospective acreage(2)
- **Fee acreage (no royalty) enhances economics and provides development flexibility**
- **Highly contiguous position drives best in class well costs and program efficiencies**
- **Long-term firm contracts provide access to premium markets and support growth**
- **Beechwood area is focus of near-term Utica development program**

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage.
(2) Appraisal program currently in progress. Additional tests are planned. Prior Marcellus delineation tests helped define the prospective limits of the Marcellus core acreage; planned testing in the Utica is expected to do the same.

24

E&P and Gathering

National Fuel

WDA Development Plan

Beechwood Development Area Provides ~90 Potential Utica Locations with Strong Economics

WDA Development Update

- ✓ **WDA-CRV Area:** producing from both Utica and Marcellus wells, with development focused on new Utica development pads as well as Utica/Marcellus return trips to existing pads
  - Avg. CRV Utica Production: ~180 MMcf/d
  - Avg. CRV Marcellus Production: ~215 MMcf/d
  - Gross Midstream Throughput: ~420 MMcf/d
- ✓ **WDA Beechwood Expansion**: ~90 potential Utica locations
  - Average consolidated well costs of $950-$1,000/ft
  - Average lateral length of 10,000-11,000'

WDA – Potential RV-Beechwood Utica Development Area


M C K E A N
E L K
C A M E R O N
GAS PIPELINE - EXISTING
NFG MIDSTREAM
PROPOSED MIDSTREAM
NFG MIDSTREAM
LEASE
FEE

25

Integrated Development – WDA Gathering System Current System In-Service Capacity: 750 MMcf per day Interconnects with TGP 300 and NFG Supply Total Investment (to date): $353 million 40,620 HP of compression (3 stations) Future Build-Out Modest gathering pipeline and compression investment required to support Seneca’s Utica return-trip development Beechwood development area expected to require extension of existing trunkline and incremental centralized compression Gathering System Build-Out Tailored to Accommodate Seneca’s WDA Development Clermont Gathering System Map E&P and Gathering

WDA Firm Transportation and Sales Capacity Will continue to layer-in firm sales deals of short and longer duration on TGP 300 to reduce spot exposure WDA spot realizations track TGP Station 313 pricing, typically 15¢ - 20¢ better than TGP Marcellus Zone 4 Leidy South provides additional capacity to premium markets (Transco Zone 6 NNY) WDA Exit Capacity Supports Production and Enhances Consolidated Returns WDA Contracted Firm Transport and Gross Sales Volumes (MDth/d) WDA Gas Marketing Strategy E&P and Gathering Niagara Expansion Project (TGP and NFG) NYMEX & Dawn 158,000 Dth/d WDA - TGP 300 Firm Sales Leidy South Firm Sales *Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming)

Long-term Contracts Supporting Appalachian Production Seneca Appalachia Natural Gas Marketing Firm Contract / Transport Volumes (MDth/day) E&P and Gathering Represents base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX ) +/- a fixed basis and do not carry any transportation costs. Northeast Supply Diversification (TGP) 50,000 Dth/d (Canada-Dawn) Niagara Expansion (TGP & NFG - Supply) Canada-Dawn & TGP 200 158,000 Dth/d Atlantic Sunrise (Transco) Mid-Atlantic & Southeast U.S. 189,405 Dth/d In-Basin Firm Sales Contracts(1) Leidy South (Transco & NFG - Supply) Transco Zone 6 Non-NY 330,000 Dth/d *Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming) Tioga County Extension (NFG - Empire) Canada-Dawn & NY Markets 185,000 - 200,000 Dth/d 28

Near-term Firm Sales Provide Market & Price Certainty 29 Net Contracted Firm Sales / Transport Volumes (Dth per day) Contracted Index Price Differentials ($ per Dth)(1) E&P and Gathering Values shown represent the weighted average fixed price or weighted average differential relative to NYMEX (netback price), and are net of any associated transportation costs. Transportation costs include minor variable components such as the Canadian exchange rate and fuel components. With respect to “Other”, the weighted average differential relative to NYMEX (netback price) includes net contracted firm sales at various indices, which are to subject to fluctuations in the market, such as seasonal demand swings, and is calculated using forward basis at various associated locations as specified by the underlying contract. “Other” volumes included in fiscal 2022 and fiscal 2023 average, are primarily TGP 200 and Transco Zone 6 Non-NY markets, with the balance to other Transco markets. Refer to NYMEX Capped Firm Sales Additional Detail on appendix slide 57. (2) (2) (2)

E&P and Gathering

Sustainability Initiatives – RSG and Completion Equipment Study

National Fuel®

Responsible Gas Certification

Equitable Origin
(100% of Appalachian Assets Certified December 2021)

Certification focuses on five key principles:

- ✓ Social Impacts
- ✓ Human Rights/Community Engagement
- ✓ Indigenous Peoples' Rights
- ✓ Occupational Health & Safety/Fair Labor Standards
- ✓ Environmental Impacts/Biodiversity/Climate Change

TrustWell by Project Canary
(300 MMcf/d - Certification Results Expected February 2022)

- ✓ **Certification focuses on four key areas:**
  - Air
  - Water
  - Land
  - Community
- ✓ **Continuous Emissions Monitoring Technology installed November 2021**

Completion Equipment Emissions Testing & Field Trial

Comprehensive Emissions Testing

- ✓ Performed field testing of Tier 2 and Tier 4 diesel and dual fuel engines, natural gas-powered turbine engines, and natural gas fueled reciprocating engines that powered electric frac equipment
- ✓ White paper published: "*The ESG Path Forward for Fracturing Equipment Making The Right Technology Selection Based on Field Emissions Results*"
- ✓ **All-Electric Completion Field Trial**
- ✓ Used U.S. Well Services' Clean Fleet technology to complete six wells pad in Lycoming County
- ✓ Benefits include reduced emissions, fuel cost savings, and lower noise pollution


Electric Power Distribution
Natural Gas
Turbine Gen
Pumps
Blenders
Switchgear
Propant System
Data Van
USWS
CLEAN FLEET

30

California Oil Stable Oil Production | Minimal Capital Investment | Steady Free Cash Flow 1 2 3 4 5 Location Formation Production Method Avg. Daily Production (net BOE/d) 1 East Coalinga/ Other Temblor Primary 613 2 North Lost Hills Tulare & Etchegoin Primary/ Steam flood 728 3 South Lost Hills Monterey Shale Primary 1,008 4 North Midway Sunset Tulare & Potter Steam flood 2,316 5 South Midway Sunset Antelope Steam flood 2,025 TOTAL WEST DIVISION AVG. NET PRODUCTION(1) 6,690 BOE/d (1) Average daily net production (oil and natural gas) for West division for quarter ended December 31, 2021. 1 2 3 4 5 E&P and Gathering

E&P and Gathering

California – Continued Focus on Integrating Renewable Energy

National Fuel

Ongoing Investments in Solar Facilities Offset Operational Power Needs

North Midway Sunset Field (2016)



- **Capacity:** 3.1 Megawatts
- **Online Date:** August 2016
- **Cost:** $6.6 MM
- **Annual Electricity Savings:** ~$1.2MM in FY21
- **Offset**: 22% of field electricity use
- **First CA producer to utilize Low Carbon Fuel Standard credits**

Bakersfield Office (2018)



- **Capacity:** 90 Kilowatts
- **Online Date:** October 2018
- **Cost:** $270,000
- **Annual Electricity Savings:** ~$30,000 in FY20
- **Offset**: 100% of office electricity use

South Midway Sunset Field (2022E)



- **Expected Capacity:** 1.8 Megawatts
- **Target Online Date:** Early 2022
- **Estimated Cost:** $2.8 MM
- **Estimated Annual Electricity Savings:** ~$610,000
- **Expected Offset**: ~30% of field electricity use

South Lost Hills Field (2022E)



- **Expected Capacity:** 1.0 Megawatts
- **Target Online Date:** Late 2022
- **Estimated Cost:** $1.8 MM
- **Estimated Annual Electricity Savings:** ~$400,000
- **Expected Offset**: ~30% of field electricity use

32

E&P and Gathering

National Fuel®

Fiscal 2022 Production Profile



235 Bcf of Appalachian Production Protected by Firm Sales
▪ 192 Bcf locked-in realizing net ~$2.23/Mcf (1)
▪ 43 Bcf of additional firm sales(2)
Production (Bcfe)
350
300
250
200
150
100
50
0
~85 Bcfe
~192 Bcfe
~10 Bcf
~33 Bcf (3)
~22 Bcf
Spot production assumed to be sold at $3.25
~11 Bcfe
~59% of oil production hedged at $57.40
340-365 Bcfe
YTD FY22 Actuals
Price Certainty
Hedged Firm Sales
Unhedged Firm Sales
Spot Sales
California
Total Seneca

(1) Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and any firm transportation costs.
(2) Includes ~33 Bcf of firm sales with fixed index differentials, as well as production with associated firm transport volumes, but not backed by a matching financial hedge. Also includes ~10 Bcf of non-NYMEX indexed firm sales with existing NYMEX hedge.
(3) Includes ~23 Bcf of firm sales with caps tied to NYMEX prices. See NYMEX Capped Firm Sales Additional Detail on appendix slide 57.

33

Hedge Positions and Prices Production Supported by Strong Hedge Positions E&P and Gathering 34 Pro Forma Natural Gas - MMDth, $/MMBtu 233.7 MMDth 207.3 MMDth ~79% Hedged(1) $2.76 $2.47 $2.79 $2.33 $3.06 / $3.65(2) Crude Oil - MBbl, $/Bbl 480 MBbl 972 MBbl ~59% Hedged(1) $58.28 $51.00 $58.48 - Fiscal 2022 Fiscal 2023 Fiscal 2022 Fiscal 2023 Reflects percentage of projected production for FY22 hedged at the midpoint of the production guidance range. Average weighted floor and ceiling prices. Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. Swaps and no cost collar prices do not include cost of transport.

E&P and Gathering

National Fuel

Continued Decrease in E&P Operating Costs

Increased Scale and Highly-Contiguous Operations Expected to Drive Lower Cash Unit Costs

Seneca Cash OpEx (*$/Mcfe*)

Approximately $0.25/Mcfe Reduction in Expected Cash Unit Costs vs. 2018 Levels


$1.40
$0.14
$0.34
$0.38
$0.54
$1.32
$0.14
$0.30
$0.32
$0.56
$1.22
$0.12
$0.26
$0.28(2)
$0.57(2)
$1.14
$0.11
$0.21
$0.25
$0.57
~$1.14
$0.11
$0.20(1)
$0.27(2)
$0.56(2)
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022E

Appalachia LOE (*$/Mcfe*)[3]

Fees Paid to NFG's Gathering Segment Comprise ~90% of Expected Appalachian Gathering & Transport LOE


$0.69
$0.09
$0.60
$0.67
$0.07
$0.60
$0.68
$0.07
$0.61
$0.67
$0.08
$0.59
~$0.68
~$0.09
~$0.59
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022E

■ LOE (Gathering & Transport) □ LOE (Other) ■ G&A ■ Taxes & Other

(1) G&A estimate represents the midpoint of the G&A guidance ranges for fiscal 2022.
(2) The total of the two LOE components represents the midpoint of the LOE guidance ranges for fiscal 2022. FY20 Seneca LOE was $0.84/Mcfe (vs. total shown of $0.85) due to rounding.
(3) See Non-GAAP Reconciliation at the end of this presentation for additional detail on Appalachian LOE & Gathering and Seneca LOE.

35

Pipeline & Storage Overview National Fuel Gas Supply Corporation Empire Pipeline, Inc.

Pipeline & Storage

Pipeline & Storage Segment Overview

National Fuel

National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity[1]:**
  - Firm Transportation: 3,284 MDth per day
  - Firm Storage: 70,693 Mdth (fully subscribed)
- ✓ **Rate Base[2]:** ~$959 million
- ✓ **FERC Rate Proceeding Status:**
  - New rates went into effect February 2020
  - Rate case settlement approved June 2020

Empire Pipeline, Inc.

- ✓ **Contracted Capacity[1]:**
  - Firm Transportation: 964 MDth per day
  - Firm Storage: 3,753 Mdth (fully subscribed)
- ✓ **Rate Base[2]:** ~$351 million
- ✓ **FERC Rate Proceeding Status:**
  - New rates went into effect January 2019
  - Rate case settlement approved May 2019


CANADA
Lake Ontario
Lake Erie
Empire Pipeline
Supply Corp.
VT
NH
MA
CT
NJ
PA
OH
MD
TCPL
DTI
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES

(1) As of September 30, 2021 as disclosed in the Company's fiscal 2021 Form 10-K.
(2) As of December 31, 2020 calculated from National Fuel Gas Supply Corporation's and Empire Pipeline, Inc.'s 2020 FERC Form-2 reports, respectively.

37

Pipeline & Storage

FM100 Project – Significant Investment by Supply Corp.

National Fuel

- ✓ **In-service date:** December 1, 2021(1)
- ✓ **Estimated capital cost:** $230 million
- ✓ **Annual revenue:** ~$50 million
  - In-service: ~$35 million (lease revenues)
  - April 2022: ~$15 million (negotiated revenue step-up)(2)
- ✓ **Underpinned by long-term lease agreement with Transco (15 years)**
- ✓ **Project includes best-in-class emissions controls, limiting carbon footprint from growing operations:**
  - Installation of vent gas and compressor process vents at both new compressor stations (reducing potential fugitive and operational emissions)
  - Use of compressed air-driven pneumatics and compressor air starts (reducing operational emissions)


TRANSCO-ZONE 6 FACILITIES
NFG PIPELINES
NFG GATHERING
NFGSC FM100 PROJECT
SENECA RESOURCES ACREAGE
LEWISBURG
LEIDY
NFG MIDSTREAM TROUT RUN
NFG MIDSTREAM CLERMONT
Lake Ontario
Lake Erie
NY
PA
OH
MD
NJ
CT
RI
MA

(1) Commenced partial in-service on December 1, 2021 (255,000 Dth/d), and full in-service on December 19, 2021.
(2) Based on Period 2 rates described in approved settlement of Supply Corporation rate proceeding. Period 2 rates go into effect April 2022.

38

Pipeline & Storage

Empire North Project

National Fuel®

Fully Subscribed Project Provides 205,000 Dth/day of Incremental Firm Transportation

- ✓ **In-service date:** September 15, 2020
- ✓ **Capital cost:** $129 million
- ✓ **Annual revenues:** ~$27 million
- ✓ **Underpinned by long-term firm transportation contracts (10-15 years):**
  - *Repsol Oil & Gas*: 150 MDth/d
  - *National Fuel Gas Distribution Corporation*: 35 MDth/d
  - *Greenidge Markets & Trading*: 15 MDth/d
  - *EnergyMark*: 5 MDth/d
- ✓ **Project designed to significantly mitigate operational and fugitive emissions:**
  - Use of electric motor drive units to power new compressor station in Farmington, NY (limiting operational emissions)
  - Installation of vent gas recovery system at both new compressor stations (reducing potential fugitive emissions)


Lake Ontario
TCPL
CANADA
CHIPPAWA
TCPL
TGP 200
HOPEWELL
TGP
Lake Erie
NY
MILLENNIUM
JACKSON
TGP 300
PA
PRIMARY DELIVERY POINT
EMPIRE PIPELINES
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES

39

Continued Expansion of the Supply Corp. Line N System Shell Chemical Appalachia, LLC - On-system Delivery Point In-Service Date: November 2019 Contracted Firm Transport: 133,000 Dth/d Capital Cost: $24.5 million Annual Revenue: $5.6 million Pipeline & Storage TGP 219 Rover Holbrook Columbia Interconnect Omnis Bailey Interconnect Line N to Monaca Project 2021 Line N Market Pull Projects Omnis Bailey Plant - On-system Delivery Point In-Service Date: May 2021 Contracted Firm Transport: 21,000 Dth/d Capital Cost: $2.9 million Annual Revenue: $1.2 million Columbia Gas of PA Interconnect – On-system Delivery Point In-Service Date: October 2021 Contracted Firm Transport/Storage: 4,000 Dth/d / 267,000 Dth Capital Cost: $0.8 million Annual Revenue: $0.5 million

Northern Access Project Delivery points: 350,000 Dth/d to Chippawa (TCPL interconnect) 140,000 Dth/d to East Aurora (TGP 200 line) Regulatory/legal status: Feb. 2017 – FERC 7(c) certificate issued Aug. 2018 – FERC issued Order finding that NY DEC waived water quality certification (WQC) April 2019 – FERC denied rehearing of WQC waiver order (upholding waiver finding) March 2021 – U.S. Second Circuit Court of Appeals dismissed appeal of FERC waiver orders Supply and Empire currently working to finalize remaining federal authorizations To Dawn NE US (TGP 200) Pipeline & Storage

Pipeline & Storage Customer Mix Firm Transport Customer Transportation by Shipper Type(1) Affiliated Customer Mix (Contracted Capacity) Contracted as of 9/30/2021. Pipeline & Storage

Utility Overview National Fuel Gas Distribution Corporation

Utility

New York & Pennsylvania Service Territories

National Fuel®

New York

Total Customers[1]: 539,000

ROE: 8.7% (NY PSC Rate Case Order, April 2017)[2]

Rate Mechanisms:

- Revenue Decoupling
- Weather Normalization
- Low Income Rates
- Merchant Function Charge (Uncollectibles Adj.)
- 90/10 Sharing (Large Customers)
- System Modernization Tracker[3]

Pennsylvania

Total Customers[1]: 214,000

ROE: Black Box Settlement (2007)

Rate Mechanisms:

- Low Income Rates
- Merchant Function Charge


CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD
NFGDC NY SERVICE AREA
NFGDC PA SERVICE AREA

(1) As of September 30, 2021.
(2) Earnings sharing under Rate Case Order started April 1, 2018 (50/50 sharing starts at ROE in excess of 9.2%).
(3) Applied to new plant placed in service through March 31, 2023.

44

Utility Continues its Significant Investments in Safety (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Long-Standing Focus on Distribution System Safety and Reliability Utility Modernization Spending in NY Expected to Add $3 MM - $4 MM in Gross Margin in FY 2022

Long-Standing Pipeline Replacement & Modernization NY 9,782 miles PA* 4,850 miles * No Cast Iron Mains in Pa.* Miles of Utility Main Pipeline Replaced Utility Mains by Material(1) (1) All values are reported on a calendar year basis as of December 31, 2021. Utility

A Proven History of Controlling Costs 47 Utility O&M Expense and Non-Service Pension Costs ($ millions)(1) (1) As of October 1, 2018, Operation and Maintenance Expense does not include non-service pension costs, which were re-classified as Other Income (Deductions) on the Company’s Income Statement. Utility

Utility

Utility Targeting Substantial Emissions Reductions

National Fuel®

Significant Reductions in Utility GHG Emissions to Date, Driven by System Modernization Efforts

Utility EPA Subpart W Emissions
(Thousand Metric Tons, CO_2e)


~64% Reduction Since 1990 (462,000 Metric Tons CO2e)
800
700
600
500
400
300
200
100
0
1990
1995
2000
2005
2010
2015
2020

GHG Reduction Targets, Continuing Focus on Lowering Carbon Footprint

Utility GHG Emissions Reduction Targets(1)
(Based on 1990 EPA Subpart W Emissions)


2030
75%
2050
90%

- ✓ ***Targets Exceed Those Included in New York State Climate Act (CLCPA)(2)***
- ✓ ***Reductions Primarily Driven by Ongoing Modernization of Mains and Services***

(1) Baseline emissions & emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W, and using AR5), primarily Distribution pipeline mains & services.
(2) New York Climate Leadership and Community Protection Act, enacted in 2019.

48

Utility

Promoting Renewable Natural Gas

National Fuel

Through Fiscal 2020

Awarded three RNG grants for $1.2 million through the Utility's Area Development Program

October 2020

Petitioned NY PSC to include RNG in the supply mix and recover purchased RNG costs through gas supply rates

July 2021

Accepted first RNG deliveries into NY system from anaerobic digester project (receipts estimated to be ~50 MMcf/year)

Ongoing

Continue to advance RNG and evaluate investment opportunities

Substantial RNG Potential in New York

RNG Potential in New York State (Bcf/Year)(1)

	Low Resource Scenario	High Resource Scenario	Technical Potential
Landfill	20	33	50
Animal/Food Waste	7	13	37
Wastewater	2	3	7
Other	24	56	177
All Sources	**53**	**105**	**271**

Continuing to Work with Regulators and Third Parties to Advance Zero and Low Carbon Opportunities

- ✓ **Distribution Corporation received approval from NY and PA utility commissions to accept RNG into its distribution system**
  - First natural gas utility in Pennsylvania to have this approval in place
- ✓ **Low Carbon Resources Initiative (LCRI) expected to provide opportunities for NFG to leverage technology acceleration within its regional footprint**

(1) American Gas Foundation – Renewable Sources of Natural Gas: Supply and Emissions Reduction Assessment (December 2019).

49

Consolidated Financial Overview Upstream I Midstream I Downstream

Diversified, Balanced Earnings and Cash Flows Adjusted Operating Results ($ per share)(1) A reconciliation of Adjusted Operating Results to Earnings per Share, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Consolidated Adjusted EBITDA includes Corporate & All Other Segments. A reconciliation of Adjusted EBITDA to Net Income, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Adjusted EBITDA ($ millions)(2) Rate Regulated ~30-35% Rate Regulated ~35%

Disciplined, Flexible Capital Allocation (2) Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY17 and FY18 reflects the netting of $7 million, and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells, and $21 million in intercompany asset transfers in FY18. FY20 reflects the netting of $286 million related to the acquisition of Appalachian upstream assets in July 2020. FY20 reflects the netting of $224 million related to the acquisition of Appalachian gathering assets in July 2020. Capital Expenditures by Segment ($ millions)(1) (3)

Maintaining Strong Balance Sheet & Liquidity Total Debt 57% $4.9 Billion Total Capitalization as of December 31, 2021 Net Debt / Adjusted EBITDA(1) Capitalization Debt Maturity Profile by Fiscal Year ($MM) Liquidity Committed Credit Facilities Short-term Debt Outstanding Available Short-term Credit Facilities Cash Balance at 12/31/21 Total Liquidity at 12/31/21 $ 1,000 MM (166 MM) 834 MM 79 MM $ 913 MM Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA to Net Income are included at the end of this presentation. Includes Accumulated Other Comprehensive Loss of $277 MM as of December 31, 2021. Total Equity 43% (2)

Appendix 54

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; the length and severity of the ongoing COVID-19 pandemic, including its impacts across our businesses on demand, operations, global supply chains and liquidity; changes in economic conditions, including inflationary pressures and global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; changes in the price of natural gas or oil; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; increased costs or delays or changes in plans with respect to Company projects or related projects of other companies, including disruptions due to the COVID-19 pandemic, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; the Company's ability to complete planned strategic transactions; the Company's ability to successfully integrate acquired assets and achieve expected cost synergies; changes in price differentials between similar quantities of natural gas or oil at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or Increasing costs of insurance, changes in coverage and the ability to obtain insurance. Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuel.com. You can also obtain this form on the SEC’s website at www.sec.gov. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2021 and the Form 10-Q for the quarter ended December 31, 2021. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events. Appendix

Hedge Positions and Prices Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. Appendix (1)

NYMEX Capped Firm Sales Additional Detail Appendix Values shown represent the weighted average differential relative to NYMEX (netback price), and are net of any associated transportation costs. Transportation costs include minor variable components such as the Canadian exchange rate and fuel components. $3.00 capped firm sales expire 10/31/22

Appendix

Firm Transportation Commitments

National Fuel®

		Production Source	Volume (Dth/d)	Delivery Market	Demand Charges ($/Dth)	Gas Marketing Strategy
Currently In-Service	**Northeast Supply Diversification** *Tennessee Gas Pipeline*	EDA – Tioga	50,000	Canada (Dawn)	$0.50 (3rd party)	Firm Sales Contracts Dawn/NYMEX 10 years
	Niagara Expansion *TGP & NFG - Supply*	WDA – CRV	158,000	Canada (Dawn)	NFG pipelines - $0.24 3rd party - $0.43	Firm Sales Contracts Dawn/NYMEX 8 to 15 years
			12,000	TGP (SE Pa.)	$0.12 (NFG pipelines)	
	Atlantic Sunrise *WMB - Transco*	EDA - Lycoming	189,405	Mid-Atlantic/ Southeast	$0.73 (3rd party)	Firm Sales Contracts NYMEX/Market Indices First 5 years
	Tioga County Extension *NFG - Empire*	EDA – Tioga	200,000	TGP 200 (NY) / Canada (Dawn)	$0.23 (NFG pipelines)	Utilize acquired firm sales and pursue additional firm sales as needed
	Eastern	EDA – Tioga	100,000	In-Basin	$0.14 (3rd Party)	Capacity release (near-term); access to Leidy South project
	Leidy South / FM100 *WMB – Transco; NFG - Supply*	WDA – CRV EDA - Lycoming	330,000	Transco Zone 6 NNY	$0.66 (3rd Party)	Firm Sales Contracts Transco Zone 6 NNY/NYMEX
	Northern Access *NFG – Supply and Empire*	WDA – CRV	350,000	Canada (Dawn)	NFG pipelines - $0.50 3rd party - $0.21	Seneca to pursue firm sales contracts as project development progresses
			140,000	TGP 200 (NY)	$0.38 (NFG pipelines)	

58

Primary Development Area Type Curves Appendix Estimated Cumulative Volumes (Bcf) Year Lycoming Marcellus (5,500-6,000') Tioga Utica (10,000 -11,000') WDA Utica (10,000-11,000’) 1 3.5 5.9 2.7 5 9.5 14.1 8.0 10 12.2 17.3 10.8 EUR (Bcf) 14.5-16.8 19.0-24.0 15.8-18.9 NRI 84% 82-87% 100%

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. The Company’s fiscal 2022 earnings guidance range does not include the impact of certain items that impacted the comparability of earnings during the three months ended December 31, 2021, including: the unrealized loss on other investments.  While the Company expects to record additional adjustments to unrealized gain or loss on other investments during the nine months ending September 30, 2022, the amounts of these and other potential adjustments are not reasonably determinable at this time.  As such, the Company is unable to provide earnings guidance other than on a non-GAAP basis. Management defines Adjusted Operating Results as reported GAAP earnings before items impacting comparability. Management defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization, other income and deductions, impairments, and other items reflected in operating income that impact comparability. Management defines Free Cash Flow as Funds from Operations less Capital Expenditures. The Company is unable to provide a reconciliation of projected Free Cash Flow as described in this presentation to their respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.   Appendix

Non-GAAP Reconciliations – Adjusted EBITDA Total Adjusted EBITDA for FY 2018, FY 2019, FY 2020, and FY 2021, include the reclassification of non-service pension costs from Operating and Maintenance Expense to Other Income (Deductions) as of October 1, 2018 on the Company’s Income Statement. This reclassification is not reflected in Total Adjusted EBITDA for FY 2017. Appendix (1)

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment Appendix

Non-GAAP Reconciliations – Adjusted Operating Results Appendix

Non-GAAP Reconciliations – Capital Expenditures Appendix Amount is $2,805 lower than the accrued capital expenditures reported in the prior year, representing certain liabilities assumed in connection with the 2020 acquisition of assets from Shell, capitalized as part of the asset acquisition cost, and subsequently paid by the Company. As the liabilities were owed and paid to third parties, they are not classified as capital expenditures in 2021.

Non-GAAP Reconciliations – E&P Operating Expenses Appendix